Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, John M. Loffredo, President of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 19, 2005


                                            /s/ John M. Loffredo
                                            --------------------
                                            John M. Loffredo,
                                            President of
                                            The Massachusetts Health & Education
                                            Tax-Exempt Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Massachusetts Health & Education Tax-Exempt Trust and will be retained by The Massachusetts Health & Education Tax-Exempt Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Treasurer of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 19, 2005


                                            /s/ Donald C. Burke
                                            -------------------
                                            Donald C. Burke,
                                            Treasurer of
                                            The Massachusetts Health & Education
                                            Tax-Exempt Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Massachusetts Health & Education Tax-Exempt Trust and will be retained by The Massachusetts Health & Education Tax-Exempt Trust and furnished to the Securities and Exchange Commission or its staff upon request.